BRIDGES INVESTMENT FUND, INC.

FIRST QUARTER

2001

CONTENTS OF REPORT

Pages 1 - 3	Shareholder Letter

Exhibit 1	Portfolio Transactions from January 1, 2001, through March 31, 2001

Exhibit 2	Selected Historical Financial Information

Exhibit 3	Reports to Stockholders of Management Companies

Exhibit 4	Measurements of Percent Declines and Advances for Stock Price Phases from 1956-2001

Pages F1-F13	Unaudited Financial Statements for the
Three Months Ended March 31, 2001

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

____________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer

Auditor

KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

___________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

Omaha, Nebraska 68114

April 23, 2001

Dear Shareholder:

Investment Results

         Bridges Investment Fund, Inc. had a total return of -14.93% during the First Quarter of 2001 based on a year-end 2000 net asset value of $38.59 per share and a March 31, 2001, net asset value of $32.83 per share. On a trailing 12-month basis for the period ending March 31, Bridges Investment Fund had a total return of -27.02%. By comparison, the S&P 500 had total returns of -9.31% for the First Quarter and -21.68% for the trailing 12 months ended March 31, 2001.

         Notwithstanding the difficult investment environment over the past 12 months, the Fund had a total return of 1.28% from12/31/98 through 3/31/2001 versus a -3.01% total return for the S&P 500 over the same period of time. In essence, through the extremely strong market of 1999 and the very difficult market environment of the March 31, 2000, to March 31, 2001 time period, the Fund has managed to generate a positive total return in excess of the S&P 500.

         The following table summarizes the 10 largest equity holdings in the Fund as of March 31, 2001:
		03/31/01%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtd.	12 Mos.	Gr. Rate	01 Vs. 00	2001	2002	Gr. Rate
47,000	Capital One	2,608,500	5.4%	4.2%	10.6%	30.3%	30%	30%	21.1	17.1	25%
30,000	Freddie Mac	1,944,900	4.0%	3.1%	-2.6%	26.5%	20%	18%	15.7	13.8	15%
85,000	West Corporation	1,901,875	3.9%	3.0%	-9.9%	-15.8%	7%	19%	16.4	13.7	21%
25,000	Qualcomm	1,415,625	2.9%	2.3%	5.1%	-40.3%	259%	22%	47.2	36.3	30%
30,000	Home Depot	1,293,000	2.7%	2.1%	4.5%	-24.4%	29%	13%	36.3	30.0	21%
16,000	Merck	1,214,400	2.5%	1.9%	-3.2%	2.1%	16%	11%	23.0	20.8	12%
50,000	Nokia	1,200,000	2.5%	1.9%	24.8%	-37.3%	49%	6%	36.5	29.1	25%
50,000	Gap	1,186,000	2.4%	1.9%	7.7%	-35.3%	29%	0%	25.5	20.1	20%
22,000	AES Corporation	1,099,120	2.3%	1.8%	-3.8%	14.7%	34%	29%	25.7	19.5	30%
20,000	Microsoft	1,093,750	2.3%	1.8%	23.5%	1.4%	35%	5%	37.5	34.6	16%

		14,957,170	30.9%	24.0%

	Total Equities	48,515,967		76.1%

	Total Assets	62,441,675

_________________________________________________________________________

Shareholder Letter                                                2                                                      April 23, 2001

          The First Quarter of the year saw a continuation of the difficult investment climate for equities, particularly growth-oriented stocks, as investors marked down equity valuations because of worsening economic news as the quarter unfolded. Numerous companies lowered earnings guidance for both the first quarter and 2001 as a whole, concomitant with their release of fourth quarter, 2000, earnings results during January and February. Our contacts with a number of corporate managers during the first quarter revealed that the slowdown in business between November and February was the sharpest in memory for most, if not all, managers.

         The silver lining of the sharp equity market decline during the first quarter and over the past 12 months is that equity valuation levels have now reached the point at which the potential for good longer-term returns has been increased significantly. Many of the companies in the Fund's portfolio have retreated to price levels that were last seen during the latter half of 1998 or early 1999, and yet these companies are currently enjoying run rates of revenues and/or earnings that are 40-60% higher than in 1998, notwithstanding the current challenging economic environment. Consequently, we believe many of the stocks in the Fund's portfolio are as attractively valued as they have been at any time over the past three years.

         Obviously, we cannot pinpoint with any degree of specificity when the current economic slowdown will reach its nadir. Similarly, we will only know with the benefit of hindsight where the ultimate bottom of the current equity market correction is. However, one indication that the worst may be over in terms of the stock market's price action will be when companies no longer react negatively to the announcement of ostensibly bad fundamental news. We have begun to see some signs of stabilization in this regard, particularly in the technology sector where continued lower earnings guidance is no longer met with sharp selloffs. This has been particularly true in the semi-conductor area, which was one of the first segments of the technology complex to show significant weakness last fall.

         We remain very constructive on the longer-term outlook for the Fund's equity holdings and believe that our companies are well positioned to both consolidate and enhance their competitiveness during the current economic slowdown as well as produce excellent financial performance once the broader economic environment begins to recover.

Financial Statements

The Fund's unaudited financial statements, appearing on pages F-1 through F-13, provide the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements as of March 31, 2001. These presentations comprise our basic report to you. In addition, please refer to Exhibits 1 and 2 for information about the Fund's portfolio transactions for this First Quarter of 2001, compared to the same period in 2000, and for the Fund's historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2000.

_______________________________________________________________________

Shareholder Letter                                         3                                                             April 23, 2001

Required Reports

Rule 30d-1(6) of the General Rules and Regulations under the Investment Company Act of 1940, as promulgated by the Securities and Exchange Commission, requires certain reports to stockholders with respect to any matter that was submitted to a shareholder vote during the period covered by the shareholder report. The 2001 Annual Meeting of Shareholders of the Fund was held on February 20, 2001. The information that is required to be reported to you with respect to this meeting appears in Exhibit 3, attached hereto. A similar presentation will be made each time there is an annual or special meeting, and, in the instance of this report, the same information will be published again in January, 2002, within the Annual Shareholder Report for 2001 to fulfill certain requirements in connection with the solicitation of proxies for the next Annual Meeting of Shareholders.

Cash Distributions

On April 13, 2001, the Board of Directors declared an $.085 share dividend on shares of capital stock that were outstanding on April 13, 2001 -- -- the record date for this income distribution. This dividend amount will be payable on or about April 23, 2001. This dividend is payable from net investment income earned during the January-March, 2001 Quarter.

The Market Outlook

In closing, we are still faced with the question: how far will this bothersome stock price decline go before it is over? There were no real precedents for making an assessment for 2001 because the size and extent of the prior stock price advances were not comparable with previous cycles. Nevertheless, a close examination of the stock price decline and advance phases from 1956 to 2001 seemed worthwhile. The summary results of this study are published in Exhibit 4, which covered the market developments through March 23, 2001, an approximate low point for stock prices this year.

The Dow Jones Industrial Average experienced 14 decline phases and 13 advance phases. The median average decline was 24% from prior peak to bottom. The 2000-2001 decline has experienced only a 22.5% fall to March 23, 2001. The years 1970, 1974, and 1987 experienced far worse corrections than 2001. In 1970, there was a deep recession to pull earnings down. Inflation, recession, and the Nixon resignation caused the largest bear market of my career in 1974. The 1987 market collapse took only seven weeks to spawn a 40.9% decline in the Dow Jones Industrial Average. The basic earning power in 2001 is likely to be better maintained than in 1970 and 1974; therefore, the present downward slide in the Dow should end well short of the 37%-45% range of price damage set in those earlier years.

The S&P 500 Composite Stock Index witnessed ten declines between 1956 and 2001. The ranking of the three worst price correction phases was the same as for the Dow Jones Industrial Average. The percentage range for those losses was 33%-48%. The 2001 sell off currently stands in fourth place, with a 30.4% drop in value from the top -- a considerably greater loss than the median average decline of 26.6%. The sell off for the S&P 500 should be close to complete for this cycle.

________________________________________________________________________

Shareholder Letter                                            4                                                           April 23, 2001

The NASDAQ Index posted its worst decline of 65% down from the top in the 2001 decline phase. This loss is more than twice the normal downward correction. If one reads the "advances" column, the positive observation is that three of the top five price gain phases took place since 1996. The order of magnitude for these gains dwarfs the other indexes, except for the S&P's 1998 top and the Dow Jones' 1997 top. Clearly, the NASDAQ has a longer path to retrace because of the large prior price advances and the very high price/earnings ratios that were prevalent in recent years.

The selling climax for bear markets almost always over extends the downward price phase far beyond the point of reason from the standpoint of orthodox financial analysis. Thus, the points in the popular market averages where we believe the selling pressure should end may prove to be optimistic. Sometimes, these over extended low prices are very short lived.

Therefore, based on the evidence presented in this study, we believe that the U.S. stock markets should be approaching the point of over extended selling with most of the damage already in place than is yet to be inflicted. This bear market phenomenon is more the creation of a negative psychology in response to a dramatic slowdown in the rate of economic and profit growth than it is a function of fundamental financial weakness. Perhaps many investors have been taken aback by the speedy, adverse response to the change to a slow, nominal growth pace that is the current reality.

As we move forward, there is the opportunity for investment attitudes to adjust to a normal level of future expectations as opposed to the previous speculative one. This will be an environment wherein net buyers on balance will appear to stabilize and raise common stock prices again. Our Fund will use these days ahead to concentrate and refine holdings for our clients in the companies with the best prospects.

Thank you for being an investor in our Fund.

Sincerely,

Edson L. Bridges II CFA

Chairman

Edson L. Bridges III CFA

President

ELBII:ELBIII:elc:kjs

__________________________________________________________________________________

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2001, THROUGH MARCH 31, 2001

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2001, THROUGH MARCH 31, 2001

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2001, THROUGH MARCH 31, 2001

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Level 3 Communications	10,000	40,000
(1) McData Corporation	1,104	1,104
West Corporation	10,000	85,000
Various Issues of Commercial Paper Notes Purchased during 1st Quarter, 2001	111,967M	9,615M

(1) Received 1,104 shares McData Corporation as a spin-off from EMC on

      February 8, 2001.

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transacion $1,000 Par Value (M) or Shares

Broadcom Corporation	4,000	--
Echostar Communications	11,000	--
Juniper Networks	4,000	--
PMC - SIERRA	5,000	--
Various Issues of Commercial Paper Notes maturing during 1st Qtr., 2001	109,177M	--

____________________________________________________________________________________

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

 - - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716

 - - - - Current Quarter Compared to Same Quarter in Prior Year - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-00	77,180,256	1,667,111	46.30	-	.6910571
03-31-01	62,441,675	1,902,146	32.83	-	-

__________________________________________________________________________________

Exhibit 3

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 20, 2001, at 11:00 a.m.

(2)   Election of Directors for one year terms (All Directors Stand for

      Annual Election):

	- - - - - -Votes Cast - - - - - -
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,423,945	None	5,021
Edson L. Bridges II	1,423,945	None	5,021
Edson L. Bridges III	1,423,945	None	5,021
N. P. Dodge, Jr.	1,423,945	None	5,021
John W. Estabrook	1,423,945	None	5,021
Jon D. Hoffmaster	1,422,422	1,523	5,021
John J. Koraleski	1,423,945	None	5,021
Roger D. Kupka	1,423,945	None	5,021
Gary L. Petersen	1,422,422	1,523	5,021
John T. Reed	1,423,945	None	5,021
Roy A. Smith	1,423,945	None	5,021
Janice D. Stoney	1,423,945	None	5,021
L.B. Thomas	1,423,945	None	5,021
John K. Wilson	1,423,945	None	5,021

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2001 through April 17, 2002	1,427,275	None	1,691
(b) For the ratification of the selection of KPMG LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2001	1,410,977	None	17,989
(c) For an increase in the number of shares of Authorized Capital Stock to 6,000,000	1,384,364	4,117	40,485

___________________________________________________________________________________

Exhibit 4

MEASUREMENTS OF PERCENT DECLINES AND ADVANCES

FOR STOCK PRICE PHASES FROM

1956-2001

MEASUREMENTS OF PERCENT DECLINES AND ADVANCES

FOR STOCK PRICE PHASES FROM

1956-2001

----------S&P 500 Composite----------				---------Dow Jones Industrials----------				------------------NASDAQ------------------
Yr.	%	%	Yr.	Yr.	%	%	Yr.	Yr.	%	$	Yr.
Low	Declines	Advances	Top	Low	Declines	Advances	High	Low	Declines	Advances	High
1974	48.0	304.3	1998	1974	45.1	244.5	1997	2001	65.0	288.3	1996
1987	33.5	125.2	1987	1987	40.9	86.3	1990	1974	59.9	278.2	2000
1970	33.3	105.7	1968	1970	36.6	85.7	1966	1987	35.9	106.0	1983
2001	30.4	82.5	1961	1962	27.1	82.2	1987	1990	33.8	101.0	1998
1962	26.9	72.4	1976	1978	26.9	75.7	1976	1991	33.1	88.7	1978
1982	26.2	68.2	2000	1980	24.1	75.1	1961	1984	31.5	82.5	1986
1998	22.4	65.9	1973	1982	24.1	66.6	1973	1982	28.5	80.1	1981
1957	20.5	65.1	1990	1985	23.8	65.7	1983	1980	24.9	67.0	1989
1990	20.4	64.3	1983	1986	23.2	65.2	1986	1978	20.4	60.4	1975
1978	19.0			2001	22.5	58.8	2000	1996	19.6	49.0	1980
				1998	21.0	34.9	1981	1986	16.4	37.3	1973
				1983	20.2	34.8	1980
				1990	20.0	34.4	1998
				1997	16.0
Median Ave. Value	26.6	72.4			24.0	66.6			31.5	82.5

Sources:  Bloomberg LLP for prices

                 Bridges Investment Counsel, Inc. for presentation and analysis

Notes  1:  Declines are defined by the price movement from the highest closing index value for the market advance phase to the lowest closing index value for the subsequent correction phase.

            2.  Advances are defined by the price movement from the lowest closing index value for the  previous correction phase up to the highest closing index value for the subsequent market advance phase.

            3.  The inception for the NASDAQ Price Index was the year 1971.  Consequently, there is  no comparable price history for over-the-counter stocks prior to that year.

________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS - (76.1%)

Advertising - 0.4%
Interpublic Group of Companies, Inc. (The)	7,000	$ 227,412	$ 240,450

Banking and Finance - 3.2%
Fifth Third Bancorp	5,000	$ 232,813	$ 267,187
First National of Nebraska, Inc.	230	346,835	485,300
State Street Corporation	8,000	66,525	747,200
Wells Fargo & Co.	10,000	138,173	494,700
		$ 784,346	$ 1,994,387

Beverages - Soft Drinks - 1.4%
PepsiCo, Inc.	20,000	$ 256,225	$ 879,000

Communications - Radio and Television - 1.1%
Clear Channel Communications, Inc.*	12,000	$ 464,114	$ 653,400

Computers - Hardware and Software - 4.4%
Cisco Systems, Inc.*	36,000	$ 290,726	$ 569,250
HNC Software, Inc.*	18,000	125,257	316,125
I2 Technologies, Inc.*	8,000	601,469	116,000
Microsoft Corporation*	20,000	93,361	1,093,750
Retek, Inc.*	20,000	435,690	376,250
Tibco Software, Inc.*	6,000	153,194	51,000
VERITAS Software Corporation*	5,000	620,656	231,200
		$ 2,320,353	$ 2,753,575

Computers - Memory Devices - 1.4%
EMC Corporation/MASS*	30,000	$ 336,530	$ 882,000
McData Corporation - A*	1,104	7,534	20,838
		$ 344,064	$ 902,838

Computers - Micro - 0.6%
Sun Microsystems, Inc.*	26,000	$ 523,875	$ 399,620

Data Processing and ManagemenT - 1.7%
CSG Systems International, Inc.*	26,000	$ 916,526	$ 1,070,875

Diversified Operations - 1.7%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,088,000

Drugs - Medicines - Cosmetics - 8.4%
Abbott Laboratories	15,000	$ 169,395	$ 707,850
Amgen, Inc.*	15,000	463,500	902,813
Bristol-Myers Squibb Co.	8,000	141,675	475,200
Elan Corporation PLC ADR*	20,000	419,005	1,045,000
Johnson & Johnson	10,000	109,396	874,700
Merck & Co., Inc.	16,000	274,266	1,214,400
		$ 1,577,237	$ 5,219,963

*Nonincome-producing security

__________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)
Electrical Equipment and Supplies - 1.6%
General Electric Co.	24,000	$ 147,473	$ 1,004,640

Electric - Generation - 3.6%
AES Corporation*	22,000	$ 743,237	$ 1,099,120
Calpine Corporation*	17,000	757,529	936,190
Enron Corp.	4,000	346,467	232,400
		$ 1,847,233	$ 2,267,710

Electronic Components - Conductors - 3.5%
Altera Corporation*	25,000	$ 706,937	$ 535,937
Analog Devices, Inc.*	5,000	296,550	181,200
Applied Materials, Inc.*	9,000	406,500	391,500
Intel Corporation	40,000	334,735	1,052,500
		$ 1,744,722	$ 2,161,137

Electronics - 1.5%
Flextronics International Ltd.*	25,000	$ 814,957	$ 375,000
Solectron Corporation *	30,000	439,416	570,300
		$ 1,254,373	$ 945,300

Finance - Credit Cards - 1.3%
American Express Company	20,000	$ 837,772	$ 826,000

Finance - Diversified - 2.1%
Citigroup, Inc.	9,999	$ 514,720	$ 449,755
Morgan Stanley Dean Witter & Co.	16,000	882,988	856,000
		$ 1,397,708	$ 1,305,755

Finance - Investment Banks - 1.5%
Merrill Lynch & Co., Inc.	6,000	$ 168,586	$ 332,400
Golman Sachs Group, Inc. (The)	7,000	770,350	595,700
		$ 938,936	$ 928,100

Finance - Real Estate - 3.1%
Freddie Mac	30,000	$ 470,320	$ 1,944,900

Finance - Services - 5.4%
Capital One Financial Corporation	47,000	$ 1,229,952	$ 2,608,500
Paychex, Inc.	7,500	154,125	277,969
Providian Financial Corporation	10,000	538,294	490,500
		$ 1,922,371	$ 3,376,969

Insurance - Multiline - 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 805,000

Internet Brokers - 0.3%
Charles Schwab Corporation (The)	13,000	$ 397,876	$ 200,460

*Nonincome-producing security

__________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Linen Supply and Related Products - 0.4%
Cintas Corporation	6,000	$ 166,578	$ 236,520
Medical Instruments - 0.7%
Medtronic, Inc.	10,000	$ 504,734	$ 457,400

Motion Pictures and Theatres - 1.0%
The Walt Disney Company	22,000	$ 236,300	$ 629,200

Petroleum Producing - 4.6%
BP Amoco PLC-Sponsored ADR	19,000	$ 443,238	$ 942,780
Chevron Corporation	10,000	340,535	878,000
Exxon Mobil Corporation	13,000	318,735	1,053,000
		$ 1,102,508	$ 2,873,780

Publishing - Electronic - 0.6%
Reuters Group PLC, ADR Sponsored	5,199	$ 166,303	$ 388,625

Retail Stores - Apparel and Clothing - 1.9%
Gap, Inc.	50,000	$ 521,360	$ 1,186,000

Retail Stores - Building Materials and Home Improvement - 2.1%
The Home Depot, Inc.	30,000	$ 587,115	$ 1,293,000

Retail Stores - Department - 1.7%
Target Corporation	30,000	$ 146,129	$ 1,082,400

Telecommunications - 7.3%
Level 3 Communications *	40,000	$ 1,380,944	$ 695,000
Sprint PCS Corporation *	20,000	581,333	380,000
Vodafone Group PLC	40,000	915,541	1,086,000
West Corporation*	85,000	1,374,072	1,901,875
WorldCom, Inc. *	25,000	588,656	467,188
		$ 4,840,546	$ 4,530,063

Telecommunications - Equipment - 4.2%
Nokia Corporation Sponsored ADR	50,000	$ 585,643	$ 1,200,000
Qualcomm Incorporated *	25,000	455,060	1,415,625
		$ 1,040,703	$ 2,615,625

Television - Cable - 0.7%
Comcast Corporation*	10,000	$ 309,375	$ 419,375

Transportation - Airfreight - 1.4%
EGL, Inc. *	35,000	$ 466,542	$ 853,125

TOTAL COMMON STOCKS (Cost -$29,627,546)		$29,627,546	$47,533,192

*Nonincome-producing security

____________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
PREFERRED STOCKS (1.6%)

Banking and Finance - 1.0%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 123,750
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	125,500
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	247,500
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	108,125
		$ 625,000	$ 604,875

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 125,500

Utilities - Electric - 0.4%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 252,400

Total Preferred Stocks (Cost - $1,000,000)		$ 1,000,000	$ 982,775

Total Stocks (Cost - $30,627,546)		$30,627,546	$48,515,967

DEBT SECURITIES (21.7%)

Auto-Cars/Light Trucks - 0.4%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 260,749

Energy - Alternate Sources - 0.3%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 209,539

Hotels and Motels - 0.4%
Marriot International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 266,450

Household Appliances and Utensils - 0.2%
Maytag Corp., 9.750% Notes, due May 15, 2002	$100,000	$ 102,200	$ 104,887

Retail Stores - Department - 0.4%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$150,000	$ 151,347	$ 126,667

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	116,929
		$ 257,746	$ 243,596

Telecommunications - 0.3%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$250,000	$ 241,938	$ 182,412

*Nonincome-producing security

__________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

U.S. Government - 4.3%
U.S. Treasury, 8.000% Notes, due May 15, 2001	$200,000	$ 199,052	$ 200,844

U.S. Treasury, 7.500% Notes, due May 15, 2002	200,000	214,098	207,250

U.S. Treasury, 10.750% Bonds due February 15, 2003	200,000	219,525	223,062

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	324,234

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	331,172

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	240,937

U.S. Treasury, 7.625% Bonds, due February 15, 2007	300,000	307,910	308,250

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,472	220,563

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	225,656

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	362,438
		$ 2,586,844	$ 2,644,406

Commercial Paper - Short Term - 15.4%
American Express Credit Corporation Commercial Paper Note 4.835% due April 6, 2001	1,750,000	$ 1,750,000	$ 1,750,000

Ford Motor Credit Corporation Commercial Paper Note 4.694% due April 3, 2001	3,000,000	3,000,000	3,000,000

General Electric Credit Corporation Commercial Paper Note 4.704% due April 3, 2001	1,790,000	1,790,000	1,790,000

__________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2001
(Unaudited)

Commercial Paper - Short Term - (Continued)

Prudential Funding Corporation Commercial Paper Note 4.935% due April 6, 2001	3,075,000	3,075,000	3,075,000
		$ 9,615,000	$ 9,615,000

TOTAL DEBT SECURITIES (Cost - $13,506,116)		$13,506,116	$13,527,039

TOTAL INVESTMENTS IN SECURITIES - (99.4%) (Cost - $44,133,662)		$44,133,662	$62,043,006
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.6%)			398,669
NET ASSETS, March 31, 2001 - (100.0%)			$62,441,675

The accompanying notes to financial statements
are an integral part of this schedule.

__________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001
(Unaudited)

ASSETS
Investments, at market value
Common and preferred stocks (cost $30,627,546)	$48,515,967
Debt securities (cost $13,506,116)	13,527,039
Total investments	$62,043,006

Cash	176,543
Receivables
Dividends and interest	132,540
Subscriptions to capital stock	232,946

TOTAL ASSETS	$62,585,035
===========
LIABILITIES
Redemption of capital stock	$ 12,900
Investment advisor, management and
service fees payable	84,438
Accrued operating expenses	46,022
TOTAL LIABILITIES	$ 143,360

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,902,078 shares outstanding	$ 1,902,078

Paid-in surplus -	44,204,736
Net capital paid in on shares	$46,106,814

Net unrealized appreciation on investments	17,909,344
Accumulated undistributed net realized gain	(1,749,224)
Accumulated undistributed net investment income	174,741
TOTAL NET ASSETS	$62,441,675
===========

NET ASSET VALUE PER SHARE	$32.83
======

OFFERING PRICE PER SHARE	$32.83
======

REDEMPTION PRICE PER SHARE	$32.83
======

The accompanying notes to financial statements
are an integral part of this statement.

_________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2001
(Unaudited)
INVESTMENT INCOME
Interest	$ 192,966
Dividends (Net of foreign withholding taxes
of $665)	110,146

Total Investment Income		$ 303,112

EXPENSES
Management fees	84,438
Custodian fees	10,944
Insurance and Other Administrative Fees	6,348
Bookkeeping services	7,534
Printing and supplies	8,535
Professional services	2,982
Dividend disbursing and transfer
agent fees	8,994
Computer programming	3,959
Taxes and licenses	266

Total Expenses		$ 134,000
NET INVESTMENT INCOME		$ 169,112

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investment securities	$(1,713,609)

Net decrease in unrealized
appreciation of investments	(9,416,539)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(11,130,148)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(10,961,036)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
(Unaudited)
	2001	2000
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 169,112	$ 149,539
Net realized (loss)/gain on
transactions in investment securities	(1,713,609)	242,098
Net (decrease)/increase in unrealized
appreciation of investments	(9,416,539)	1,017,922
Net (decrease)/increase in net assets
resulting from operations	$(10,961,036)	$ 1,409,559

Net equalization credits	985	5,474

Distributions to shareholders from -
Net investment income	--	--
Net realized gain/(loss) from investment
transactions	--	(1,058,779)
Return of capital	--	--
Net capital share transactions	1,990,206	7,088,318

Total (decrease)/increase in Net Assets	$ (8,969,845)	$ 7,444,572

NET ASSETS:
Beginning of year	$ 71,411,520	$69,735,684

End of three months	$ 62,441,675	$77,180,256
	============	============

The accompanying notes to financial statements
are an integral part of these statements.

_________________________________________________________________________________

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2001
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments -

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2001	2000	Net Change

Aggregate gross unrealized appreciation on securities	$21,658,323	$41,234,927

Aggregate gross unrealized depreciation on securities	(3,748,979)	(866,029)

Net	$17,909,344	$40,368,898	$(22,459,554)
	============	============	=============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

___________________________________________________________________________________

   B. Federal Taxes -

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

   C. Distribution To Shareholders -

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization -

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to
    1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

__________________________________________________________________________________

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the three months ended March 31, 2001.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the three months ended
    March 31, was:

	2001	2000

United States government obligations	$ --	$ --
Other Securities	543,498	7,805,123
Total Cost	$ 543,498	$7,805,123
	===========	==========

      Net proceeds from sales of long-term investments during the three months ended March 31, were:

	2001	2000

United States government obligations	$ --	$ --
Other Securities	1,258,231	1,973,006
Total Net Proceeds	$ 1,258,231	$1,973,006
	===========	==========
Total Cost Basis of
Securities Sold	$ 2,721,148	$1,730,908
	===========	==========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

___________________________________________________________________________________

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2001	2000

Shares sold	73,641	165,473
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	3,659	2,445
	77,300	167,918
Shares redeemed	25,523	8,961
Net increase	51,777	158,957
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2001	2000
Shares sold	$ 2,728,252	$7,387,998
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	145,813	107,252
	$ 2,874,065	$7,495,250

Shares redeemed	883,859	406,932
Net increase	$ 1,990,206	$7,088,318
	===========	==========

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On April 13, 2001 a cash distribution of $.085 per share aggregating
    $161,779 was declared to shareholders of record on April 13, 2001, to be payable on April 23, 2001.